Exhibit 4-n


                                                   DRAFT 12/03/96





                KANSAS CITY POWER & LIGHT COMPANY

                               AND

                       THE BANK OF NEW YORK

                                            Trustee













                            INDENTURE


                   Dated as of December 1, 1996

                            TIE-SHEET



of provisions of Trust Indenture Act of 1939 with Indenture dated as of December 1, 1996, between Kansas City Power & Light Company and The Bank of New York, Trustee:



    Section of Act                          Section of Indenture


310(a)(1)(2) and (5) ................       9.09
310(a)(3) and (4) ...................       Not applicable
310(b) ..............................       9.08 and 9.10
310(c) ..............................       Not applicable
311(a) and (b) ......................       9.14
311(c) ..............................       Not applicable
312(a) ..............................       7.01
312(b) and (c) ......................       7.01
313(a) ..............................       7.03
313(b)(1) ...........................       Not applicable
313(b)(2) ...........................       7.03
313(c) ..............................       7.03
313(d) ..............................       7.03
314(a) ..............................       6.04, 7.02
314(b) ..............................       6.05
314(c)(1) and (2) ...................       15.05
314(c)(3) ...........................       Not applicable
314(d) ..............................       Not applicable
314(e) ..............................       15.05
314(f) ..............................       Not applicable
315(a), (c) and (d) .................       9.01
315(b) ..............................       8.09
315(e) ..............................       8.10
316(a)(1) ...........................       8.01 and 8.08
316(a)(2) ...........................       Omitted
316(a) last sentence ................       10.04
316(b) ..............................        8.04
316(c) ..............................        10.06
317(a) ..............................        8.02
317(b) ..............................       Omitted
318(a) ..............................       15.07


____________________________

This tie-sheet does not constitute a part of the Indenture.

TABLE OF CONTENTS

                                                             Page

Parties. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Recitals                                                        1

                           ARTICLE ONEDefinitions
    Section 1.01.  Definitions.. . . . . . . . . . . . . . . . .1
    Section 1.02.. . . . . . . . . . . . . . . . . . . . . . . .1
    Section 1.03.. . . . . . . . . . . . . . . . . . . . . . . .2
    Accrued Interest . . . . . . . . . . . . . . . . . . . . . .2
    Accrued Interest Factor. . . . . . . . . . . . . . . . . . .2
    Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . .2
    Authenticating Agent . . . . . . . . . . . . . . . . . . . .3
    Authorized Agent . . . . . . . . . . . . . . . . . . . . . .3
    Authorized Newspaper . . . . . . . . . . . . . . . . . . . .3
    Base Rate. . . . . . . . . . . . . . . . . . . . . . . . . .3
    Basis Point. . . . . . . . . . . . . . . . . . . . . . . . .3
    Board of Directors . . . . . . . . . . . . . . . . . . . . .3
    Board Resolution . . . . . . . . . . . . . . . . . . . . . .3
    Business Day . . . . . . . . . . . . . . . . . . . . . . . .3
    Calculation Agent. . . . . . . . . . . . . . . . . . . . . .4
    Calculation Date . . . . . . . . . . . . . . . . . . . . . .4
    Commercial Paper Rate. . . . . . . . . . . . . . . . . . . .4
    Commercial Paper Rate Interest Determination Date. . . . . .5
    Commercial Paper Rate Notes. . . . . . . . . . . . . . . . .5
    Company. . . . . . . . . . . . . . . . . . . . . . . . . . .5
    Company Order. . . . . . . . . . . . . . . . . . . . . . . .5
    Composite Quotations . . . . . . . . . . . . . . . . . . . .6
    Corporate Trust Office of the Trustee. . . . . . . . . . . .6
    CUSIP. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
    Depositary . . . . . . . . . . . . . . . . . . . . . . . . .6
    Discharged . . . . . . . . . . . . . . . . . . . . . . . . .7
    Event of Default . . . . . . . . . . . . . . . . . . . . . .7
    Fixed Rate Note. . . . . . . . . . . . . . . . . . . . . . .7
    Floating Rate Note . . . . . . . . . . . . . . . . . . . . .7
    Global Note. . . . . . . . . . . . . . . . . . . . . . . . .7
    H.15(519). . . . . . . . . . . . . . . . . . . . . . . . . .7
    Indebtedness . . . . . . . . . . . . . . . . . . . . . . . .7
    Indenture. . . . . . . . . . . . . . . . . . . . . . . . . .8
    Index Maturity . . . . . . . . . . . . . . . . . . . . . . .8
    Initial Interest Rate. . . . . . . . . . . . . . . . . . . .8
    Interest Accrual Period. . . . . . . . . . . . . . . . . . .8
    Interest Determination Date. . . . . . . . . . . . . . . . .8
    Interest Factor. . . . . . . . . . . . . . . . . . . . . . .8
    Interest Payment Date. . . . . . . . . . . . . . . . . . . .8
    Interest Payment Period. . . . . . . . . . . . . . . . . . .9
    Interest Rate. . . . . . . . . . . . . . . . . . . . . . . 10
    Interest Reset Date. . . . . . . . . . . . . . . . . . . . 10
    LIBOR. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
    LIBOR Interest Determination Date. . . . . . . . . . . . . 12
    LIBOR Notes. . . . . . . . . . . . . . . . . . . . . . . . 12
    London Banking Day . . . . . . . . . . . . . . . . . . . . 12
    Maturity . . . . . . . . . . . . . . . . . . . . . . . . . 12
    Maximum Interest Rate. . . . . . . . . . . . . . . . . . . 12
    Minimum Interest Rate. . . . . . . . . . . . . . . . . . . 12
    Money Market Yield . . . . . . . . . . . . . . . . . . . . 12
    Mortgage Bonds . . . . . . . . . . . . . . . . . . . . . . 13
    Mortgage Indenture . . . . . . . . . . . . . . . . . . . . 13
    Mortgage Trustee . . . . . . . . . . . . . . . . . . . . . 13
    Net Tangible Assets. . . . . . . . . . . . . . . . . . . . 13
    Note or Notes; Outstanding . . . . . . . . . . . . . . . . 13
    Noteholder . . . . . . . . . . . . . . . . . . . . . . . . 14
    Officers' Certificate. . . . . . . . . . . . . . . . . . . 14
    Opinion of Counsel . . . . . . . . . . . . . . . . . . . . 14
    Original Issue Date. . . . . . . . . . . . . . . . . . . . 15
    Permitted Encumbrances . . . . . . . . . . . . . . . . . . 15
    Person . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    Principal Executive Offices of the Company . . . . . . . . 17
    Principal Facility . . . . . . . . . . . . . . . . . . . . 17
    Record Date. . . . . . . . . . . . . . . . . . . . . . . . 18
    Redemption Date. . . . . . . . . . . . . . . . . . . . . . 18
    Regulated Subsidiary . . . . . . . . . . . . . . . . . . . 18
    Responsible Officer. . . . . . . . . . . . . . . . . . . . 18
    Spread . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Spread Multiplier. . . . . . . . . . . . . . . . . . . . . 19
    Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . 19
    Treasury . . . . . . . . . . . . . . . . . . . . . . . . . 19
    Treasury Bills . . . . . . . . . . . . . . . . . . . . . . 19
    Treasury Rate. . . . . . . . . . . . . . . . . . . . . . . 19
    Treasury Rate Interest Determination Date. . . . . . . . . 20
    Treasury Rate Notes. . . . . . . . . . . . . . . . . . . . 20
    Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . 20
    U.S. Government Obligations. . . . . . . . . . . . . . . . 20
    Wholly-Owned Subsidiary. . . . . . . . . . . . . . . . . . 21

                           ARTICLE TWO
   Form, Issue, Execution, Registration And Exchange Of Notes
    Section 2.01.  Form Generally. . . . . . . . . . . . . . . 21
    Section 2.02.  Form of Trustee's Certificate of
                    Authentication . . . . . . . . . . . . . . 22
    Section 2.03.  Amount Limited. . . . . . . . . . . . . . . 22
    Section 2.04.  Denominations, Dates, Interest Payment and
                    Record Dates . . . . . . . . . . . . . . . 22
    Section 2.05.  Execution, Authentication, Delivery and
                    Dating . . . . . . . . . . . . . . . . . . 24
    Section 2.06.  Exchange and Registration of Transfer of
                    Notes. . . . . . . . . . . . . . . . . . . 27
    Section 2.07.  Mutilated, Destroyed, Lost or Stolen
                    Notes. . . . . . . . . . . . . . . . . . . 28
    Section 2.08.  Temporary Notes . . . . . . . . . . . . . . 29
    Section 2.09.  Cancellation of Notes Paid, etc . . . . . . 29
    Section 2.10.  Interest Rights Preserved . . . . . . . . . 29
    Section 2.11.  Payment of Notes. . . . . . . . . . . . . . 30
    Section 2.12.  Notes Issuable in the Form of a Global
                    Note . . . . . . . . . . . . . . . . . . . 30
    Section 2.13.  CUSIP Numbers . . . . . . . . . . . . . . . 33

                          ARTICLE THREE
                      Redemption of Notes
    Section 3.01.  Applicability of Article. . . . . . . . . . 33
    Section 3.02.  Notice of Redemption; Selection of Notes. . 33
    Section 3.03.  Payment of Notes on Redemption; Deposit
                    of Redemption Price. . . . . . . . . . . . 34

                           ARTICLE FOUR
                          Mortgage Bonds
    Section 4.01.  Issuance Restrictions . . . . . . . . . . . 35
    Section 4.02.  Mortgage Bonds held by the Trustee. . . . . 36
    Section 4.03.  Trustee to Exercise Rights of Mortgage
                    Bondholder . . . . . . . . . . . . . . . . 36
    Section 4.04.  No Transfer of Mortgage Bonds; Exception. . 36
    Section 4.05.  Release of Mortgage Bonds . . . . . . . . . 36
    Section 4.06.  Voting of Mortgage Bonds. . . . . . . . . . 37
    Section 4.07.  Discharge of Mortgage Indenture . . . . . . 37

                           ARTICLE FIVE
           Satisfaction and Discharge; Unclaimed Moneys
    Section 5.01.  Satisfaction and Discharge. . . . . . . . . 37
    Section 5.02.  Deposited Moneys to Be Held in Trust by
                    Trustee. . . . . . . . . . . . . . . . . . 40
    Section 5.03.  Return of Unclaimed Moneys. . . . . . . . . 40
    Section 5.04.  Reinstatement . . . . . . . . . . . . . . . 40

                           ARTICLE SIX
                Particular Covenants of the Company
    Section 6.01.  Payment of Principal, Premium and
                    Interest . . . . . . . . . . . . . . . . . 41
    Section 6.02.  Office for Notices and Payments, etc. . . . 41
    Section 6.03.  Appointments to Fill Vacancies in Trustee's
                    Office . . . . . . . . . . . . . . . . . . 41
    Section 6.04.  Annual Statement and Notice . . . . . . . . 41
    Section 6.05.  Corporate Existence . . . . . . . . . . . . 42
    Section 6.06.  Limitation Upon Mortgages and Liens . . . . 42
    Section 6.07.  Waiver of Certain Covenants . . . . . . . . 42

                          ARTICLE SEVEN
     Noteholder Lists and Reports by the Company and the Trustee
    Section 7.01.  Noteholder Lists. . . . . . . . . . . . . . 43
    Section 7.02.  Securities and Exchange Commission
                    Reports. . . . . . . . . . . . . . . . . . 43
    Section 7.03.  Reports by the Trustee. . . . . . . . . . . 43

                          ARTICLE EIGHT
                Remedies of the Trustee and Noteholders
                       on Event of Default
    Section 8.01.  Events of Default . . . . . . . . . . . . . 44
    Section 8.02.  Payment of Notes on Default; Suit
                    Therefor . . . . . . . . . . . . . . . . . 47
    Section 8.03.  Application of Moneys Collected by
                    Trustee. . . . . . . . . . . . . . . . . . 48
    Section 8.04.  Proceedings by Noteholders. . . . . . . . . 49
    Section 8.05.  Proceedings by Trustee. . . . . . . . . . . 50
    Section 8.06.  Remedies Cumulative and Continuing. . . . . 50
    Section 8.07.  Restoration of Rights and Remedies. . . . . 51
    Section 8.08.  Direction of Proceedings and Waiver of
                    Defaults by Majority Noteholders . . . . . 51
    Section 8.09.  Notice of Default . . . . . . . . . . . . . 51
    Section 8.10.  Undertaking to Pay Costs. . . . . . . . . . 52

                           ARTICLE NINE
                      Concerning the Trustee
    Section 9.01.  Duties and Responsibilities of Trustee. . . 52
    Section 9.02.  Reliance on Documents, Opinions, etc. . . . 54
    Section 9.03.  No Responsibility for Recitals, etc . . . . 55
    Section 9.04.  Trustee, Authenticating Agent or Registrar
                    May Own Notes. . . . . . . . . . . . . . . 55
    Section 9.05.  Moneys to Be Held in Trust. . . . . . . . . 55
    Section 9.06.  Compensation and Expenses of Trustee. . . . 55
    Section 9.07.  Officers' Certificate as Evidence . . . . . 56
    Section 9.08.  Conflicting Interest of Trustee . . . . . . 57
    Section 9.09.  Eligibility of Trustee. . . . . . . . . . . 57
    Section 9.10.  Resignation or Removal of Trustee . . . . . 57
    Section 9.11.  Appointment of Successor Trustee. . . . . . 58
    Section 9.12.  Acceptance by Successor Trustee . . . . . . 59
    Section 9.13.  Succession by Merger, etc . . . . . . . . . 60
    Section 9.14.  Limitations on Rights of Trustee as a
                    Creditor . . . . . . . . . . . . . . . . . 60
    Section 9.15.  Authenticating Agent. . . . . . . . . . . . 60
    Section 9.16.  Trustee's Application for Instructions
                    from the Company . . . . . . . . . . . . . 61

                           ARTICLE TEN
                   Concerning the Noteholders
    Section 10.01.  Action by Noteholders. . . . . . . . . . . 62
    Section 10.02.  Proof of Execution by Noteholders. . . . . 62
    Section 10.03.  Who Deemed Absolute Owners . . . . . . . . 62
    Section 10.04.  Company-Owned Notes Disregarded. . . . . . 63
    Section 10.05.  Revocation of Consents; Future Holders
                     Bound . . . . . . . . . . . . . . . . .63 .
    Section 10.06.  Record Date for Noteholder Acts. . . . . . 63

                          ARTICLE ELEVEN
                       Noteholders' Meeting
    Section 11.01.  Purposes of Meetings . . . . . . . . . . . 64
    Section 11.02.  Call of Meetings by Trustee. . . . . . . . 64
    Section 11.03.  Call of Meetings by Company or
                     Noteholders . . . . . . . . . . . . . . . 65
    Section 11.04.  Qualifications for Voting. . . . . . . . . 65
    Section 11.05.  Regulations. . . . . . . . . . . . . . . . 65
    Section 11.06.  Voting . . . . . . . . . . . . . . . . . . 66
    Section 11.07.  Right of Trustee or Noteholders not
                     Delayed . . . . . . . . . . . . . . . . . 66

                          ARTICLE TWELVE
         Consolidation, Merger, Conveyance, Transfer or Lease
    Section 12.01.  Company May Consolidate, etc., only on
                     Certain Terms . . . . . . . . . . . . . . 67
    Section 12.02.  Successor Corporation Substituted. . . . . 68

                         ARTICLE THIRTEEN
                     Supplemental Indentures
    Section 13.01.  Supplemental Indentures without Consent
                     of Noteholders. . . . . . . . . . . . . . 68
    Section 13.02.  Supplemental Indentures with Consent of
                     Noteholders . . . . . . . . . . . . . . . 69
    Section 13.03.  Compliance with Trust Indenture Act;
                     Effect of Supplemental Indentures . . . . 70
    Section 13.04.  Notation on Notes. . . . . . . . . . . . . 71
    Section 13.05.  Evidence of Compliance of Supplemental
                     Indenture to Be Furnished Trustee . . . . 71

                         ARTICLE FOURTEEN
               Immunity of Incorporators, Stockholders,
                      Officers and Directors
    Section 14.01.  Indenture and Notes Solely Corporate
                     Obligations . . . . . . . . . . . . . . . 71

                         ARTICLE FIFTEEN
                    Miscellaneous Provisions
    Section 15.01.  Provisions Binding on Company's
                     Successors. . . . . . . . . . . . . . . . 72
    Section 15.02.  Official Acts by Successor Corporation . . 72
    Section 15.03.  Addresses for Notices, etc . . . . . . . . 72
    Section 15.04.  Governing Law. . . . . . . . . . . . . . . 72
    Section 15.05.  Evidence of Compliance with Conditions
                     Precedent . . . . . . . . . . . . . . . . 72
    Section 15.06.  Business Days. . . . . . . . . . . . . . . 74
    Section 15.07.  Trust Indenture Act to Control . . . . . . 74
    Section 15.08.  Table of Contents, Headings, etc . . . . . 74
    Section 15.09.  Execution in Counterparts. . . . . . . . . 74
    Section 15.10.  Manner of Mailing Notice to Noteholders. . 74


                             EXHIBITS

    Exhibit A      Form of Global Fixed Rate Note
    Exhibit B      Form of Fixed Rate Note
    Exhibit C      Form of Global Floating Rate Note
    Exhibit D      Form of Floating Rate Note


         THIS INDENTURE, dated as of December 1, 1996, between Kansas City Power & Light Company, a corporation duly organized and existing under the laws of the State of Missouri (hereinafter sometimes called the "Company"), and The Bank of New York, a New York banking corporation organized and existing under the laws of the State of New York (hereinafter called the "Trustee").

                           Witnesseth:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Medium-Term Notes, (hereinafter sometimes called "Notes"), to be issued as in this Indenture provided;

         AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:


                           ARTICLE ONE.

                           Definitions.

         Section 1.01. Definitions. The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

         Section 1.02. (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended ("TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms incorporated in this Indenture have the following meanings:

         "indenture securities" means the Notes.

         "indenture note holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company.

         (b) All terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Securities and Exchange Commission have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

         Section 1.03.  For purposes of this Indenture, the
following terms have the following meanings.

Accrued Interest:

         The term "Accrued Interest" at any Interest Payment
Date (a) for a Floating Rate Note shall mean the amount obtained by multiplying the principal amount of such Floating Rate Note by its Accrued Interest Factor, and (b) for a Fixed Rate Note, shall mean the amount obtained by multiplying the principal amount of such Fixed Rate Note by its Interest Rate, and multiplying the product thus obtained by a fraction, the numerator of which is the number of days in the Interest Payment Period for such Note ended on such Interest Payment Date, and the denominator of which is 360.

Accrued Interest Factor:

         The term "Accrued Interest Factor" at any Interest Payment Date for a Floating Rate Note shall mean the sum of the Interest Factors for such Floating Rate Note calculated for each day in the Interest Payment Period for such Note ended on such Interest Payment Date or the prior Record Date, as the case may be.

Affiliate:

         The term "Affiliate" shall mean with respect to any specified Person any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling: and "controlled" have meanings correlative to the foregoing.

Authenticating Agent:

         The term "Authenticating Agent" shall mean the agent of the Trustee which shall be appointed and acting pursuant to
Section 9.15.

Authorized Agent:

         The term "Authorized Agent" shall mean an agent of the Company designated by an Officers' Certificate to give to the Trustee the information specified in clause (a) of "Company
Order" for the issuance of a Note.

Authorized Newspaper:

         The term "Authorized Newspaper" shall mean a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each Business Day; whenever successive publications in an Authorized Newspaper are required by this Indenture, such publications may be made on the same or different days and in the same or in different Authorized Newspapers.

Base Rate:

         The term "Base Rate" shall mean with respect to (a)
Commercial Paper Rate Notes, the Commercial Paper Rate, (b) LIBOR
Notes, LIBOR and (c) Treasury Rate Notes, the Treasury Rate.

Basis Point:

         The term "Basis Point" shall mean one-one hundredth of a percentage point.

Board of Directors:

         The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized Committee of such Board.

Board Resolution:

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day:

         The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, are obligated or authorized by law or executive order to close.

Calculation Agent:

         The term "Calculation Agent" for a particular Floating
Rate Note shall mean the Trustee, unless otherwise provided for in the applicable Company Order.

Calculation Date:

         The term "Calculation Date" shall mean with regard to any particular Interest Determination Date, the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day.

Commercial Paper Rate:

         The term "Commercial Paper Rate" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any Commercial Paper Rate Interest Determination Date, the Money Market Yield on such date of the rate for commercial paper having the Index Maturity specified in such Company Order, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Rate Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

Commercial Paper Rate Interest Determination Date:

         The term "Commercial Paper Rate Interest Determination
Date" for a Commercial Paper Rate Note shall mean the second
Business Day preceding its Interest Reset Date.

Commercial Paper Rate Notes:

         The term "Commercial Paper Rate Notes" shall mean
Floating Rate Notes which are specified in the applicable Company
Order as having interest computed with reference to the Commercial Paper Rate.

Company:

         The term "Company" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns.

Company Order:

         The term "Company Order" shall mean:

         (a) a written order signed in the name of the Company by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company, and delivered to the Trustee, to authenticate a Note and to make it available for delivery, and specifying for such Note the following information:

         (1) the name of the Person in which a Note to be issued and authenticated shall be registered;

         (2)  the address of such Person;

         (3)  the taxpayer identification number of such Person;

         (4)  the principal amount of such Note and, if multiple
    Notes are to be issued to such Person, the denominations of such Notes;

         (5)  the Original Issue Date of such Note;

         (6) the date upon which such Note is scheduled to mature;

         (7) the Redemption Date and the price or prices at which such Note is redeemable at the option of the Company;

         (8) if the Note is a Fixed Rate Note, the rate of interest on such Note and the Interest Payment Dates, if other than April 1 and October 1;

         (9)  if the Note is a Floating Rate Note, its:

(A)     Base Rate
(B)     Index Maturity
(C)     Interest Payment Dates
(D)     Initial Interest Rate
(E)     Maximum Interest Rate
(F)     Minimum Interest Rate
(G)     Interest Reset Dates
(H)     Initial Interest Reset Date
(I)     Interest Payment Dates
(J)     Spread
(K)     Spread Multiplier

         (10) all other information necessary for the issuance of such Note; or

         (b) confirmation given to the Trustee by an officer of the Company designated by an Officers' Certificate, by telephone, confirmed by telex or facsimile or similar writing, of the information given to the Trustee by an Authorized Agent for the issuance of a Note, and the written order of the Company to authenticate such Note and to make it available for delivery.

Composite Quotations:

         The term "Composite Quotations" shall mean the daily statistical release "Composite 3:30 P.M. Quotations for U.S.
Government Securities" or any successor publication published by the Federal Reserve Bank of New York.

Corporate Trust Office of the Trustee:

         The term "corporate trust office of the Trustee," or other similar term, shall mean the principal corporate trust office of the Trustee in the Borough of Manhattan, the City and State of New York, at which at any particular time its corporate trust business shall be administered, which office is at the date of the execution of this Indenture located at 101 Barclay Street, 21 W, New York, New York 10286.

CUSIP:

         The term "CUSIP" shall mean the registered trademark "Committee on Uniform Securities Identification Procedures" or "CUSIP" and a unique system of identification of each public issue of a security owned by the American Bankers Association and administered by Standard and Poor's Corporation, as agent of the American Bankers Association.

Depositary:

         The term "Depositary" shall mean, unless otherwise specified by the Company pursuant to Section 2.05 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered and qualified under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

Discharged:

         The term 'Discharged" shall have the meaning specified in Section 5.01(c).

Event of Default:

         The term "Event of Default" shall mean any event specified in Section 8.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Fixed Rate Note:

         The term "Fixed Rate Note" shall mean a Note which bears interest at a fixed rate specified in the applicable
Company Order.

Floating Rate Note:

         The term "Floating Rate Note" shall mean a Commercial
Paper Rate Note, a LIBOR Note or a Treasury Rate Note.

Global Note:

         The term "Global Note" shall mean a single Note that pursuant to Section 2.05 is issued to evidence Notes having identical terms and provisions, which is delivered to the Depositary or pursuant to instructions of the Depositary and which shall be registered in the name of the Depositary or its nominee.

H.15(519):

         The term "H.15(519)" shall mean the publication
"Statistical Release H.15(519), Selected Interest Rates" or any successor publication published by the Board of Governors of the Federal Reserve System.

Indebtedness:

         The term "Indebtedness" shall mean with respect to any Person (i) any liability of such Person (a) for borrowed money, or (b) evidenced by a bond, note, debenture or similar instrument (including purchase money obligations but excluding trade payables), or (c) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) that such Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability; and (iii) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

Index Maturity:

         The term "Index Maturity" of a particular Floating Rate
Note shall mean the period to Maturity of the instrument or obligation from which the Base Rate of such Floating Rate Note is calculated, as specified in the applicable Company Order.

Initial Interest Rate:

         The term "Initial Interest Rate" for a particular
Floating Rate Note shall mean the interest rate specified in the applicable Company Order as in effect from the Original Issue
Date of such Floating Rate Note to its First Interest Reset Date.

Interest Accrual Period:

         The term "Interest Accrual Period" for a particular
Floating Rate Note shall mean the period from the date of issue of such Floating Rate Note, or from an Interest Reset Date, if any, to its next subsequent Interest Reset Date.

Interest Determination Date:

         The term "Interest Determination Date" shall mean each Commercial Paper Rate Interest Determination Date, LIBOR Interest
Determination Date and Treasury Rate Interest Determination Date.

Interest Factor:

         The term "Interest Factor" for a Floating Rate Note for each day in an Interest Accrual Period for such Floating Rate Note shall be computed by dividing the Interest Rate applicable to such day by 360 in the case of Commercial Paper Rate Notes and LIBOR Notes or by the actual number of days in the year in the case of Treasury Rate Notes.

Interest Payment Date:

         (a) The term "Interest Payment Date" shall mean with respect to a Floating Rate Note which has an Interest Reset Date which is (1) daily, weekly or monthly: the third Wednesday of each month or the third Wednesday of March, June, September and December of each year, as specified in the applicable Company Order, (2) quarterly: the third Wednesday of March, June, September and December of each year, (3) semiannually: the third Wednesday of the two months of each year specified in the applicable Company Order; (4) annually: the third Wednesday of the month specified in the applicable Company Order and, in each case, at Maturity. If any Interest Payment Date (other than at Maturity) for any Floating Rate Note would fall on a day that is not a Business Day with respect to such Floating Rate Note, such Interest Payment Date will be the following day that is a Business Day with respect to such Floating Rate Note, except that, in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day with respect to such LIBOR Note;

         (b) the term "Interest Payment Date" shall mean with respect to a Fixed Rate Note each April 1 and October 1, or such other dates which are specified in the applicable Company Order during the period such Fixed Rate Note is outstanding, the date of Maturity of such Fixed Rate Note, and with respect to defaulted interest on such Fixed Rate Note, the date established by the Company for the payment of such defaulted interest.

Interest Payment Period:

         The term "Interest Payment Period" shall mean for:

         (a) each Floating Rate Note on which interest is reset monthly, quarterly, semiannually or annually, and each Fixed
    Rate Note, the period:

              (1)  beginning on and including the Original Issue
         Date of such Note or the most recent Interest Payment
         Date on which interest was paid on such Note, and

              (2)  ending on but not including the next Interest
         Payment Date or, for the last Interest Payment Period,
         Maturity, of such Note;

         (b) each Floating Rate Note on which interest is reset daily or weekly, the period:

              (1)  beginning on and including the Original Issue
         Date of such Floating Rate Note, or beginning on but excluding the most recent Record Date through which interest was paid on such Note, and

              (2) ending on and including the next Record Date or, for the last Interest Payment Period, ending on but excluding Maturity, of such Note;

provided, however, that the first Interest Payment Period for any Note which has its Original Issue date after a Record Date and prior to its next Interest Payment Date, shall begin on and include such Original Issue Date and (i) end on and include the next Record Date for Floating Rate Notes on which interest is reset daily or weekly, and (ii) end on but not include the second Interest Payment Date after the Original Issue Date for all other Notes.

Interest Rate:

         (a) The term "Interest Rate" for a particular Floating Rate Note shall mean (1) from the date of issue of such Floating Rate Note to the first Interest Reset Date for such Floating Rate Note, the Initial Interest Rate, and (2) each Interest Accrual Period commencing on or after such First Interest Reset Date, the Base Rate with reference to the Index Maturity for such Floating Rate Note as specified in the applicable Company Order plus or minus the Spread, if any, multiplied by the Spread Multiplier, if any; provided, in the event no Spread or Spread Multiplier is provided in such Company Order, the Spread and Spread Multiplier shall be zero and one, respectively; provided, further, in no event shall the Interest Rate be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any; and provided, further, the Interest Rate in effect for the ten days immediately prior to Maturity will be the Interest Rate in effect on the tenth day preceding such Maturity and provided, further, the Interest Rate will in no event be higher than the maximum rate permitted by applicable state law, as the same may be modified by United States laws of general application.

         (b)  The term "Interest Rate" for a particular fixed
Rate Note shall mean the interest rate specified in the applicable Company Order.

Interest Reset Date:

         The term "Interest Reset Date" shall mean, in the case of a Floating Rate Note specified in the applicable Company Order as being reset (a) daily: each Business Day; (b) weekly: the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes which reset the Tuesday of each week, except as specified below); (c) monthly: the third Wednesday of each month; (d) quarterly: the third Wednesday of March, June, September and December; (e) semiannually: the third Wednesday of the two months specified in the applicable Company Order; and (f) annually: the third Wednesday of the month specified in the applicable Company Order. If any Interest Reset Date for a Floating Rate Note would otherwise be a day which is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. If, in the case of a Treasury Rate Note, an Interest Reset Date shall fall on a day on which the Treasury auctions Treasury Bills, then such Interest Reset Date shall instead be the first Business Day following such auction.

LIBOR:

         The term "LIBOR" for a particular Floating Rate Note, unless otherwise indicated in the applicable Company Order, shall mean, with respect to any LIBOR Interest Determination Date, the rate determined on the basis of the offered rates for deposits (in United States dollars and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time for the period of the Index Maturity specified in the applicable Company Order), commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date, which appears as of 11:00 A.M., London time, on the Reuters Screen LIBO Page on the Reuters Monitor Rates Service on the LIBOR Interest Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean (rounded, if necessary, to the nearest one hundred-thousandth of a percent) of such offered rates as determined by the Calculation Agent. If fewer than two such offered rates appear, the Calculation Agent shall request the principal London office of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with a quotation of their offered rates for deposits (in United States dollars for the period of the applicable Index Maturity and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time) at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date commencing on the second London Banking Day immediately following such LIBOR Interest Determination Date. If at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will equal the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR for such LIBOR Interest Determination Date will equal the arithmetic mean of the rates quoted by three major banks in The City of New York, as selected by the Calculation Agent, at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date for loans to leading European banks (in United States dollars for the period of the applicable Index Maturity and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time) commencing on the second London Banking Day following such LIBOR Interest Determination Date; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as set forth above, LIBOR will be LIBOR in effect on such LIBOR Interest Determination Date.

LIBOR Interest Determination Date:

         The term "LIBOR Interest Determination Date" for a
LIBOR Note shall mean the Second London Banking Day preceding its
Interest Reset Date.

LIBOR Notes:

         The term "LIBOR Notes" shall mean Floating Rate Notes which are specified in the applicable Company Order as having interest computed with reference to LIBOR.

London Banking Day:

         The term "London Banking Day" shall mean any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Maturity:

         The term "Maturity", when used with respect to any Note, shall mean the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, call for redemption or otherwise.

Maximum Interest Rate:

         The term "Maximum Interest Rate" shall mean the maximum rate of interest, if any, which may accrue to any Floating Rate
Note during any Interest Accrual Period as specified in the applicable Company Order.

Minimum Interest Rate:

         The term "Minimum Interest Rate" shall mean the minimum rate of interest, if any, which may be applicable to any Floating
Rate Note during any Interest Accrual Period as specified in the applicable Company Order.

Money Market Yield:

         The term "Money Market Yield" shall be the yield
(expressed as a percentage) calculated in accordance with the following formula:


              Money Market Yield =     D x 360
                                     ___________ x 100

                                     360-(D x M)


where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest
Accrual Period for which interest is being calculated.

Mortgage Bonds:

         The term "Mortgage Bonds" shall mean the Company's mortgage bonds issued under the Mortgage.

Mortgage Indenture:

         The term "Mortgage Indenture" shall mean the General Mortgage Indenture and Deed of Trust dated as of December 1, 1986, from the Company to United Missouri Bank of Kansas City, N.A., as trustee, as from time to time supplemented and amended.

Mortgage Trustee:

         The term "Mortgage Trustee" shall mean the trustee at the time serving as such under the Mortgage Indenture.


Net Tangible Assets:

         The term "Net Tangible Assets" shall mean, at any time, the total assets less any amounts attributed to goodwill of the Company and its consolidated subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recently completed fiscal quarter of the Company for which financial information is then available.

Note or Notes; Outstanding:

         The terms "Note or "Notes" shall mean any Fixed Rate or Floating Rate Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

         The term "outstanding," when used with reference to Notes, shall, subject to Section 10.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

         (a) Notes theretofore cancelled by the Company or delivered to the Company for cancellation;

         (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

         (c) Notes, or portions thereof, which shall have been Discharged; and

         (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to
    Section 2.07.

Noteholder:

         The terms "Noteholder" or "holder of Notes" shall mean any Person in whose name at the time a particular Note is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

Officers' Certificate:

         The term "Officers' Certificate" when used with respect to the Company, shall mean a certificate signed by the Chairman of the Board, the President or any Vice President and by the Secretary or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in
Section 15.05 if and to the extent required by such Section.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, or such other counsel who is satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 15.05 if and to the extent required by such Section. In the event that the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required.

Original Issue Date:

         The term "Original Issue Date" shall mean for a particular Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

Permitted Encumbrances:

         The term "Permitted Encumbrances" shall mean:

         (a) (i) any mortgage, pledge or other lien or encumbrance on any property hereafter acquired or constructed by the Company or a Subsidiary, or on which property so constructed is located, and created prior to, contemporaneously with or within 360 days after, such acquisition or construction or the commencement of commercial operation of such property to secure or provide for the payment of any part of the purchase or construction price of such property, or (ii) any mortgage, pledge, or other lien or encumbrance upon property existing at the time of acquisition thereof by the Company or any Subsidiary, whether or not assumed by the Company or such Subsidiary, or
    (iii) any mortgage, pledge, or other lien or encumbrance existing on the property, shares of stock or indebtedness of a corporation at the time such corporation shall become a Subsidiary, or any pledge of the shares of stock of such corporation prior to, contemporaneously with or within 360 days after such corporation shall become a Subsidiary to secure or provide for the payment of any part of the purchase price of such stock, or (iv) any conditional sales agreement or other title retention agreement with respect to any property hereafter acquired or constructed; provided that, clauses (i) through (iv) shall not apply to any property acquired by the Company from any Subsidiary or by any Subsidiary from the Company or another Subsidiary, and provided further, that in the case of clauses (i) through
    (iv), the lien of any such mortgage, pledge or other lien does not spread to property owned by the Company or any Subsidiary prior to such acquisition or construction or to other property thereafter acquired or constructed other than additions to such acquired or constructed property and other than property on which property so constructed is located; and provided, further, that if a firm commitment from a bank, insurance company or other lender or investor (not including the company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (a) whether or not created or assumed within such period;

         (b) any mortgage, pledge or other lien or encumbrance created for the sole purpose of extending, renewing or refunding any mortgage, pledge, lien or encumbrance permitted by subsection (a) of this definition; provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding mortgage, pledge, lien or encumbrance shall be limited to all or any part of the same property that secured the mortgage, pledge or other lien or encumbrance extended, renewed or refunded;

         (c) liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; liens on any property created in connection with pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; materialmen's, mechanics', carrier's, workmen's, repairmen's or other like liens; or liens on any property created in connection with deposits to obtain the release of such liens; liens on any property created in connection with deposits to secure surety, stay, appeal or customs bonds; liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings; leases and liens, rights or reverter and other possessory rights of the lessor thereunder; zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and any other liens and encumbrances similar to those described in this subsection (c), the existence of which does not, in the opinion of the Company, materially impair the use by the Company or a Subsidiary of the affected property in the operation of the business of the Company or a Subsidiary, or the value of such property for the purposes of such business;

         (d) any mortgage, pledge or other lien or encumbrance created after the date of this Indenture on any property leased to or purchased by the Company or a Subsidiary after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the cost of acquisition or cost of construction of such property; provided that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations;

         (e) any mortgage, pledge or other lien or encumbrance on any property now owned or hereafter acquired or constructed by the Company or a Subsidiary, or on which property so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such property, and created prior to, contemporaneously with or within 360 days after, such construction or improvement; provided that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of property is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable mortgage, pledge, lien or encumbrance shall be deemed to be permitted by this subsection (e) whether or not created or assumed within such period; and

         (f) any mortgage, pledge or other lien or encumbrance not otherwise permitted under this Section; provided that the aggregate amount of indebtedness secured by all such mortgages, pledges, liens or encumbrances does not exceed the greater of 15% of Net Tangible Assets.

Person:

         The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Executive Offices of the Company:

         The term "principal executive offices of the Company" shall mean the place where the main corporate offices of the Company are located, currently 1201 Walnut, Kansas City, Missouri 64106, or such other place where the main corporate offices of the Company are located as designated in an Officer's Certificate delivered to the Trustee.

Principal Facility:

         The term "Principal Facility" shall mean the real property, fixtures, machinery and equipment relating to any facility owned by the Company or any Subsidiary (which may include a network of electric or gas distribution facilities or a network of electric or gas transmission facilities), except any facility that, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole.

Record Date:

         The term "Record Date" shall mean for the Interest Payment Date for the payment of interest for an Interest Payment Period for a particular Note (a) the day which is fifteen calendar days prior to such Interest Payment Date, whether or not such day is a Business Day, (b) the date of Maturity of such Note, unless such date of Maturity for a Fixed Rate Note is an April 1 or an October 1, in which event the Record Date will be as provided in clause (a), and (c) a date which is not less than five Business Days preceding the Interest Payment Date of defaulted interest on such Note established by notice given by first-class mail by or on behalf of the Company to the holder of such Note not less than fifteen days prior to such Interest Payment Date.

Redemption Date:

         The term "Redemption Date" for a Note shall mean the date on or after which such Note is redeemable at the option of the Company.

Regulated Subsidiary:

         The term "Regulated Subsidiary" shall mean any Subsidiary which owns or operates facilities used for the generation, transmission or distribution of electric energy and is subject to the jurisdiction of any governmental authority of the United States or any state or political subdivision thereof, as to any of its: rates; services; accounts; issuances of securities; affiliate transactions; or construction, acquisition or sale of any such facilities, except that any "exempt wholesale generator", as defined in 15 USC 79z-5a(a)(1), "qualifying facility", as defined in 18 CFR 29z,101(b)(1), "foreign utility company", as defined in 15 USC 79z-5b(a)(3) and "power marketer", as defined in Northwest Power Marketing Company, L.L.C., 75 FERC
Section 61,281, shall not be a Regulated Subsidiary.

Responsible Officer:

         The term "responsible officer" or "responsible officers" when used with respect to the Trustee shall mean one or more of the following: the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Spread:

         The term "Spread" applicable to a particular Floating
Rate Note shall mean the number of Basis Points above or below the Base Rate for such Floating Rate Note as specified in the applicable Company Order.

Spread Multiplier:

         The term "Spread Multiplier" applicable to a particular
Floating Rate Note shall mean the percentage of the Base Rate applicable to the Interest Rate for such Floating Rate Note as specified in the applicable Company Order.

Subsidiary:

         The term "Subsidiary" shall mean any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

Treasury:

         The term "Treasury" shall mean the United States
Department of Treasury.

Treasury Bills:

         The term "Treasury Bills" shall mean direct obligations of the United States.

Treasury Rate:

         The term "Treasury Rate" for a particular Floating Rate Note, unless otherwise indicated in the Applicable Company Order, shall mean with respect to any Treasury Rate Interest Determination Date, the rate applicable to the most recent auction of Treasury Bills having the Index Maturity specified in the applicable Company Order, as such rate is published in H.15(519) under the heading "Treasury bills-auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the Treasury. In the event that the results of the auction of Treasury Bills having the specified Index Maturity are not reported as provided by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the applicable Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as set forth above, the Treasury Rate will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

Treasury Rate Interest Determination Date:

         The term "Treasury Rate Interest Determination Date" for a Treasury Rate Note shall mean the day of the week in which its Interest Reset Date falls on which Treasury Bills normally would be auctioned, provided, however, that if as a result of a legal holiday an auction is held on the Friday of the week preceding such Interest Reset Date, the related Treasury Rate Interest Determination Date shall be the preceding Friday.

Treasury Rate Notes:

         The term "Treasury Rate Notes" shall mean Floating Rate
Notes which are specified in the applicable Company Order as having interest computed with reference to the Treasury Rate.

Trustee:

         The term "Trustee" shall mean The Bank of New York and, subject to Article Nine, shall also include any successor
Trustee.

U.S. Government Obligations:

         The term "U.S. Government Obligations" shall mean (a) direct non-callable obligations of, or non-callable obligations guaranteed as to timely payment of principal and interest by, the United States of America or an agency thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or (b) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) above, which obligations are held by a custodian in safekeeping on behalf of such certificates or receipts.

Wholly-Owned Subsidiary:

         The term "Wholly-Owned Subsidiary" shall mean a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more Wholly-Owned Subsidiaries of the Company or by the Company and one or more Wholly-Owned Subsidiaries.


                           ARTICLE TWO.

  Form, Issue, Execution, Registration And Exchange Of Notes.

         Section 2.01.  Form Generally.

         (a) The Notes shall be titled "Medium-Term Notes", and, if such Notes shall be in the form of (a) a Fixed Rate Note which is a Global Note, shall be in substantially the form set forth in Exhibit A, (b) a Fixed Rate Note which is not a Global Note, shall be in substantially the form set forth in Exhibit B,
(c) a Floating Rate Note which is a Global Note, shall be in substantially the form set forth in Exhibit C, and (d) a Floating Rate Note which is not a Global Note, shall be in substantially the form set forth in Exhibit D, to this Indenture, or in any such case such other form as shall be established by a Board Resolution, or an Officers' Certificate pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or with applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. If the form of Notes is established by a Board Resolution, or an Officers' Certificate pursuant to a Board Resolution, a copy of such Board Resolution or Officer's Certificate shall be delivered to the Trustee at or prior to the delivery to the Trustee of the Company Order contemplated by Section 2.05 for the authentication and delivery of such Notes.

         (b)  The definitive Notes shall be printed,
lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         Section 2.02.  Form of Trustee's Certificate of
Authentication. The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

             Trustee's Certificate of Authentication

         This is one of the Notes designated therein referred to in the within-mentioned Indenture.



                                  The Bank of New York,
                                       as Trustee



                                  By  __________________________
                                       Authorized Signatory


         Section 2.03. Amount Limited. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $300,000,000, or such lesser amount as may from time to time be established by an Officers'
Certificate delivered to the Trustee.

         Section 2.04.  Denominations, Dates, Interest Payment
and Record Dates.

         (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date or, as provided in Section 2.12(e), two or more Original Issue Dates; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note, subject to Section 2.12(e).

         (c) Each Note shall bear interest, if any, at its Interest Rate during each Interest Payment Period for such Note, from the later of (1) its Original Issue Date (or, if pursuant to Section 2.12, a Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Note to which that Original Issue Date is applicable), or (2) the most recent date to which any interest has been paid or duly provided for until the principal of such Note is paid or made available for payment, and Accrued Interest on each Note shall be payable for each Interest Payment Period on the Interest Payment Date immediately subsequent to the Record Date for the payment of interest for such Interest Payment Period.

         (d) All percentages resulting from any calculation of the Interest Rate for a Floating Rate Note shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) being rounded to 9.87655%
(or .0987655)), and all dollar amounts used in or resulting from such calculation shall be rounded to the nearest cent (with one-half cent being rounded upward).

         (e) Each Note shall mature on a date specified in such Note not less than nine months nor more than 30 years after its Original Issue Date, and the principal amount of each outstanding Note shall be payable on the maturity date specified therein.

         (f) The Person in whose name any Note is registered at the close of business on any Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the Accrued Interest payable on such Note on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Record Date and prior to such Interest Payment Date.

         (g) The Company shall cause the Calculation Agent to calculate each Interest Rate applicable to each Floating Rate
Note in accordance with this Indenture, and the Company shall, or shall cause the Calculation Agent to, notify the Trustee of each determination of such Interest Rate promptly after such determination.

         (h) On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee shall furnish to the Company a notice setting forth the total amount of the Accrued Interest payments to be made on such Interest Payment Date and to the Depositary, a notice setting forth the total amount of Accrued Interest payments to be made on Global Notes on such Interest Payment Date. The Trustee will provide monthly to the Company a list of the principal of and any premium and Accrued Interest to be paid on Notes in the next succeeding month and to the Depositary a list of the principal of and any premium and Accrued Interest to be paid on Global Notes in the such succeeding month. Promptly after the first Business Day of each month, the Trustee shall furnish to the Company a written notice setting forth the aggregate principal amount of the Global Notes. The Company will provide to the Trustee not later than the payment date sufficient moneys to pay in full all principal of and any premium and Accrued Interest payments due on such payment date. The Trustee shall assume responsibility for withholding taxes on interest paid as required by law.

         (i) Upon the request of any Noteholder of a Floating Rate Note, the Trustee shall provide to such Noteholder the Interest Rate then in effect and, if determined, the Interest Rate that will become effective on the next Interest Reset Date, with respect to such Floating Rate Note.

         Section 2.05.  Execution, Authentication, Delivery and
Dating.

         (a) The Notes shall be executed on behalf of the Company by the Chairman of the Board, the President or any Vice President under its corporate seal (which may be in the form of a facsimile thereof and may be printed, engraved or otherwise reproduced thereon) attested by the Secretary or an Assistant Secretary. The signature of any of such officers on any Notes may be manual or facsimile.

         (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate such Notes and make them available for delivery. Prior to authenticating such Notes, and in accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive the following only at or before the first issuance of Notes, and (subject to Section 9.01) shall be fully protected in relying upon:

         (1) a Board Resolution authorizing this Indenture and the Notes, and if applicable, an appropriate record of any action taken pursuant to such Board Resolution, certified by the Secretary or an Assistant Secretary of the Company;

         (2) an Officers' Certificate designating one or more Authorized Agents and officers of the Company who are authorized to give Company Orders for the issuance of, and specifying terms of, Notes and, if appropriate, setting forth the form of Notes in accordance with
    Section 2.01;

         (3)  an Opinion of Counsel stating,

              (A)  if the form of Notes has been
         established by or pursuant to a Board
         Resolution or, an Officers' Certificate
         pursuant to a Board Resolution, or in a
         supplemental indenture as permitted by
         Section 2.01, that such form has been
         established in conformity with this
         Indenture;

              (B)  that the Indenture has been duly
         authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (C)  that the Indenture is qualified
         under the TIA;

              (D)  that any supplemental indenture
         referred to in (A) above has been duly
         authorized, executed and delivered by the Company and constitutes a legal, valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (E)  that the Notes, when authenticated
         and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

              (F)  that all laws and requirements in
         respect of the execution, delivery and sale by the Company of the Notes have been complied with;

              (G)  that the Company is not in default
         in any of its obligations under this
         Indenture, and that the issuance of the Notes will not result in any such default; and

              (H)  such other matters as the Trustee
         may reasonably request.

         (d) The Trustee shall have the right to decline to authenticate and deliver any Note:

         (1) if the issuance of such Note pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee;

         (2) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken;
    or

         (3) if the Trustee in good faith by its Board of Directors, executive committee or a trust committee of directors and/or responsible officers in good faith determines that such action would expose the Trustee to personal liability to holders of any outstanding Notes.

         (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture, provided, however, that if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.09, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         Section 2.06.  Exchange and Registration of Transfer of
Notes.

         (a) Subject to Section 2.12, Notes may be exchanged for one or more new Notes, of any authorized denominations and of a like aggregate principal amount and stated maturity and having the same terms and Original Issue Date or Dates. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained by the Company for such purpose as provided in
Section 6.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

         (b) The Trustee on behalf of the Company shall keep, at one of said offices or agencies, a register in which, subject to such reasonable regulations as it or the Company may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written
form within a reasonable time.   At all reasonable times such
register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and register or cause to be registered and the Trustee shall authenticate and make available for delivery, in the name of the transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount and stated maturity and having the same terms and Original Issue Date or Dates.

         (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or the attorney of such holder duly authorized in writing.

         (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         (e) The Company shall not be required to exchange or register a transfer of any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

         (f) If the principal amount and any applicable premium or part, but not all of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, and make available for delivery, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms and Original Issue Date or Dates as, the unpaid portion of such Global Note.

         Section 2.07.  Mutilated, Destroyed, Lost or Stolen
Notes.

         (a) In case any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee, any Authenticating Agent or Note registrar such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

         (b) The Trustee may authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee, any Authenticating Agent or Note registrar such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

         (c)  Every substituted Note issued pursuant to this
Section 2.07 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         Section 2.08.  Temporary Notes.  Pending the
preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and make available for delivery, temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company will execute and register and will deliver to the Trustee definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and made available for delivery hereunder.

         Section 2.09. Cancellation of Notes Paid, etc. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly cancelled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. All Notes so cancelled shall be retained by the Trustee. If the Company shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are cancelled by the Trustee.

         Section 2.10. Interest Rights Preserved. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to unpaid Accrued Interest, and interest to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

         Section 2.11.  Payment of Notes.  The principal of and
any premium and Accrued Interest on all Notes shall be payable as follows:

         (a) On or before 10:00 a.m., New York City time, of the day on which payment of principal, Accrued Interest and premium is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee immediately available funds sufficient to make such payment. On or before 10:30 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment is due, the Trustee shall deposit with the Depositary such funds by wire transfer into the account specified by the Depositary. As a condition to the payment at the Maturity of any part of the principal and applicable premium of any Global Note, the Depositary shall surrender, or cause to be surrendered, such Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary pursuant to Section 3.03(d).

         (b)  With respect to any Note that is not a Global
Note, principal, any premium and Accrued Interest due at the Maturity of such Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the Corporate Trust Office of the Trustee. Accrued Interest on any Note that is not a Global Note (other than Accrued Interest payable at the maturity date) shall be paid in a clearinghouse funds check mailed on the Interest Payment Date; provided, however, that if any holder of Notes, the aggregate principal amount of which equals or exceeds $10,000,000, provides a written request to the Trustee on or before the applicable Record Date for such Interest Payment Date, Accrued Interest on such principal amount shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such holder if such account is maintained with the Trustee.

         Section 2.12.  Notes Issuable in the Form of a Global
Note.

         (a)  If the Company shall establish pursuant to Section
2.05 that the Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 2.05 and the Company Order delivered to the Trustee thereunder, authenticate and make available for delivery, such Global Note or Notes, which (1) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Notes to be represented by such Global Note or Notes, (2) shall be registered in the name of the Depositary or its nominee, (3) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (4) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         (b)  Notwithstanding any other provision of Section
2.06 or of this Section 2.12, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary for such Global Note selected or approved by the Company or to a nominee of such successor Depositary.

         (c)  (1) If at any time the Depositary for a Global
Note notifies the Company that such Depositary is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for a Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.05(c)(6) shall no longer be effective with respect to such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of such series in exchange for such Global Note, shall authenticate and make available for delivery, individual Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge of notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

              (2) The Company may at any time and in its sole discretion determine that all outstanding (but not less than all) the Notes issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and make available for delivery, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

              (3)  If agreed upon by the Company and the
Depositary with respect to Notes issued in the form of a Global Note, the Depositary for such Global Note shall surrender such Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and make available for delivery, without a service charge, (A) to each Person specified by the Depositary, a new Note or Notes of like tenor and terms, and of any authorized denomination as requested by such Person, in aggregate principal amount equal to and in exchange for the beneficial interest of such Person in such Global Note; and (B) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

              (4)  In any exchange provided for in Section
2.12(c)(1),(2) or (3), the Company will execute and the Trustee will authenticate and make available for delivery, individual Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for individual Notes, such Global Note shall be cancelled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section 2.12 shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the Persons in whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the Persons in whose names such Notes are registered, unless otherwise agreed upon by the Trustee and the Company.

         (d)  Neither the Company, the Trustee or any
Authenticating Agent will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon thirty days' written notice to the Depositary, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes so surrendered to the Trustee, and such new Global Note shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes so surrendered to the Trustee. Upon any exchange of any Global Note with two or more original Issue Dates, whether pursuant to this Section or pursuant to Section 2.06 or Section 3.03, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

         Section 2.13. CUSIP Numbers. The Company in issuing Notes may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption Notes as a convenience to Noteholders, provided, that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.



                          ARTICLE THREE.

                       Redemption of Notes

         Section 3.01.  Applicability of Article.  The
provisions of this Article Three shall be applicable to any Notes which are redeemable prior to their stated maturity date.

         Section 3.02.  Notice of Redemption; Selection of
Notes.

         (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution which shall be given with notice of redemption to the Trustee ten Business Days prior to the giving of the notice of redemption to holders of such Notes.

         (b) Notice of redemption to each holder of Notes to be redeemed as a whole or in part shall be given in the manner provided in Section 15.10 no less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

         (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price at which such Notes are to be redeemed, and shall state that payment of the redemption price of such Notes or portion thereof to be redeemed will be made on surrender of such Notes at such places of redemption, that Accrued Interest to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon will cease to accrue. If less than all the Notes having the same terms are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. In case any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed (which shall be $1,000 or any integral multiple thereof), and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         (d) If less than all of the Notes having the same terms are to be redeemed, the Trustee shall select in such manner as it shall deem appropriate and fair in its discretion the particular Notes to be redeemed as a whole or in part and shall thereafter promptly notify the Company in writing of the Notes so to be redeemed. Notes shall be redeemed only in denominations of $1,000, provided, that any remaining principal amount of a Note redeemed in part shall be at least $1,000.

         (e) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

         Section 3.03.  Payment of Notes on Redemption; Deposit
of Redemption Price.

         (a) If notice of redemption shall have been given as provided in Section 3.02, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with Accrued Interest to the date fixed for redemption of such Notes, and on and after such date fixed for redemption, provided that the Company shall have deposited with the Trustee on such date of redemption the amount sufficient to pay the redemption price together with Accrued Interest to the date fixed for redemption. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with Accrued Interest thereon to the date fixed for redemption. On presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with Accrued Interest thereon to the date fixed for redemption.

         (b) The Company shall not mail any notice of redemption of Notes during the continuance of any Event of Default, except (1) that where notice of redemption of any Notes has been mailed, the Company shall redeem such Notes provided that funds have theretofore been deposited for such purpose, and
(2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

         (c) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and any premium on such Note, shall until paid bear interest from the date set for redemption at the rate borne by such Note.

         (d) Upon surrender of any Note redeemed in part only, the Company shall execute and register, and the Trustee shall authenticate and make available for delivery, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms and Original Issue Date or Dates as, the unredeemed portion of the Note so surrendered.


                           ARTICLE FOUR

                         Mortgage Bonds.

         Section 4.01. Issuance Restrictions. So long as any Notes are outstanding, the Company will not (a) issue additional Mortgage Bonds except to replace any mutilated, lost, destroyed or stolen Mortgage Bonds or to effect exchanges and transfers of Mortgage Bonds or (b) subject to the lien of the Mortgage Indenture any property which is the "Excepted Property" under the Mortgage Indenture, unless (i) concurrently with the issuance of such Mortgage Bonds or subjection of any such property to such lien, the Company issues, and the trustee under the Mortgage Indenture authenticates and delivers to the Trustee, a Mortgage Bond or Bonds in an aggregate principal amount equal to the aggregate principal amount of the Notes then outstanding, and
(ii) concurrently with and as a condition precedent to the issuance of any Notes thereafter, the Company issues, and the trustee under the Mortgage Indenture authenticates and delivers to the Trustee, a Mortgage Bond or Bonds in an aggregate principal amount equal to the aggregate principal amount of the Notes to be issued, and in each such case such Mortgage Bonds shall have the same stated maturity, bear interest at the same rates, have redemption and other terms and provisions which are the same as, the Notes then outstanding or to be issued, as the case may be.

         Section 4.02. Mortgage Bonds held by the Trustee. Mortgage Bonds delivered to the Trustee pursuant to Section 4.01 shall be fully registered in the name of the Trustee, which shall hold such Mortgage Bonds in trust for the benefit of the holders from time to time of the Notes, to provide the security of the Mortgage Bonds for (a) the full and prompt payment of the principal of each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon declaration of acceleration of the maturity thereof or upon call for redemption, and (b) the full and prompt payment of any premium and interest on each Note when and as the same shall become due in accordance with the terms and provisions of this Indenture.

         Section 4.03.  Trustee to Exercise Rights of Mortgage
Bondholder. As the holder of Mortgage Bonds, the Trustee shall have and exercise all of the rights of a holder of Mortgage Bonds possessed under the Mortgage Indenture.

         Section 4.04. No Transfer of Mortgage Bonds; Exception. Except as required to effect an assignment to a successor trustee under this Indenture, the Trustee shall not sell, assign or transfer any Mortgage Bonds held by it and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the Mortgage Indenture to effect compliance with this Section 4.04.

         Section 4.05. Release of Mortgage Bonds. When (a) all of the principal of and any premium and interest on all Notes shall have been paid or provision therefor duly made in accordance with this Indenture, or (b) all Notes shall have been delivered to the Trustee for cancellation by or on behalf of the Company, or (c) no Note is any longer outstanding under this Indenture and all conditions in Article Five have been satisfied, the Trustee shall upon request of the Company, within five Business Days thereafter, deliver to the Company without charge all Mortgage Bonds, together with such appropriate instruments of release as may be required; the Mortgage Bonds so acquired by the Company shall be delivered to the Mortgage Trustee for cancellation.

         Section 4.06.  Voting of Mortgage Bonds.

         (a) The Trustee, as holder of Mortgage Bonds, shall attend meetings of Bondholders under the Mortgage Indenture and either at such meeting, or otherwise when the consent of holders of Mortgage Bonds is sought without a meeting, the Trustee shall vote the outstanding principal amount of the Mortgage Bonds, or shall consent with respect thereto, proportionally with respect to all other Mortgage Bonds then outstanding and eligible to vote or consent.

         (b) Notwithstanding Section 4.06(a), the Trustee shall not vote any portion of the outstanding principal amount of the Mortgage Bonds in favor of, or give its consent to, any action which, in the opinion of the Trustee, would materially adversely affect the interests of the Noteholders, except with the appropriate consent of the Noteholders.

         Section 4.07.  Discharge of Mortgage Indenture.  The
Trustee shall surrender for cancellation to the Mortgage Trustee all Mortgage Bonds then held by the Trustee and issued under the Mortgage Indenture upon receipt by the Trustee of:

         (a) an Officer's Certificate requesting such surrender for cancellation of such Mortgage Bonds, and to the effect that no Mortgage Bonds are outstanding under the Mortgage Indenture other than Mortgage Bonds held by the Trustee hereunder and that promptly upon such surrender the Mortgage Indenture will be satisfied and discharged pursuant to the terms thereof; and

         (b) an Opinion of Counsel to the effect that upon satisfaction and discharge of the Mortgage Indenture the property formerly subject to the lien of the Mortgage Indenture will be subject to no lien except Permitted Encumbrances.


                          ARTICLE FIVE.

          Satisfaction and Discharge; Unclaimed Moneys.

         Section 5.01.  Satisfaction and Discharge.

         (a) If at any time

         (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable, or

         (2)  the Company shall have delivered to the
    Trustee for cancellation all Notes theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07 hereof), or

         (3) (A) all such Notes not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within the year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in cash
    (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 5.03 or moneys paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws), U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or a combination of cash and U.S. Government Obligations, sufficient to pay at maturity all outstanding Notes not theretofore delivered to the Trustee for cancellation, including principal and any premium and interest due or to become due to such date of maturity, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and any premium and interest thereon, upon the original stated due dates therefor (but not upon acceleration of maturity), (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture.
    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.06 shall survive.

         (b) The Company shall be deemed to have been Discharged from its obligations with respect to the Notes on the 91st day after the applicable conditions set forth below have been satisfied:

          (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Notes

              (A)  money in an amount, or

              (B)  U.S. Government Obligations, or a
         combination of money and U.S. Government
         Obligations, which through the payment of interest and principal in respect thereof in accordance with their terms will provide, in the opinion of an accountant, who is also an employee of the Company, expressed in a written certification thereof delivered to the Trustee, not later than one day before the due date of any payment, money in an amount sufficient to pay and discharge each installment of principal of and any premium and interest on the outstanding Notes on the dates such installments of interest or principal are due, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such installments of principal of and any premium and interest with respect to the outstanding Notes; and

         (2) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit.

         (c) "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to the Notes (and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the expense of the Company, shall execute proper instruments acknowledging the same), except

         (1)  the rights of holders of the Notes to
    receive, from the trust fund described in Section
    5.01(b)(1), payments of the principal of and interest on the Notes when such payments become due;

         (2) the Company's obligations with respect to the Notes under Sections 2.06, 2.07, 5.02, 5.03 and 6.02;
    and

         (3) the rights, powers, trusts, duties and immunities of the Trustee with respect to the Notes as specified in this Indenture, including the rights of the Trustee to receive payment or reimbursement of compensation and expenses pursuant to Section 9.06.

         Section 5.02. Deposited Moneys to Be Held in Trust by Trustee. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal and premium, if any, and interest.

         Section 5.03. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the holders of such Notes for two years after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand and all liability of the Trustee shall thereupon cease; and any holder of any of such Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect; provided, however, that the Trustee before being required to make any such repayment, may at the expense of the Company cause to be mailed to such holder notice that such money remains unclaimed and that, after a date specified therein which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 5.04. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 5.01 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Notes to which such money or U.S. Government Obligations were to have been applied shall be revived and reinstated as though no deposit had occurred pursuant to Section 5.01 until such time as the Trustee is permitted to apply such money or U.S. Government Obligations in accordance with Section 5.01; provided, however, that if the Company has made any payment of principal of or any premium or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee.


                           ARTICLE SIX.

               Particular Covenants of the Company.

         Section 6.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of the holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in such Notes.

         Section 6.02.  Office for Notices and Payments, etc.
So long as any of the Notes remain outstanding, the Company will maintain in the Borough of Manhattan, The City and State of New York, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment upon Notes (other than an interest payment as to which it has exercised its option to make such payment by check), the Notes may be presented for payment, and shall maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served, provided that the Company may maintain at its principal executive offices, one or more other offices or agencies for any or all of the foregoing purposes; the Company hereby appoints the Trustee as agent of the Company for the foregoing purposes. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

         Section 6.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.11, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 6.04. Annual Statement and Notice. (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 1996, an Officers' Certificate which complies with TIA Section 314(a)(4) stating that in the course of the performance by the signers of their duties as officers of the Company they would obtain knowledge of any default by the Company in the performance of any covenant contained in this Indenture or an Event of Default stating whether they have obtained knowledge of any such default and, if so, specifying each such default or such Event of Default of which the signers have knowledge, and the nature and status thereof.

         (b) The Company shall give to the Trustee written notice of the occurrence of an Event of Default within five days after the Company becomes aware of such occurrence.

         Section 6.05. Corporate Existence. Subject to Article Twelve, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

         Section 6.06.  Limitation Upon Mortgages and Liens.
The Company will not at any time directly or indirectly create or assume and will not cause or permit a Subsidiary directly or indirectly to create or assume, except in favor of the Company or a Wholly-Owned Subsidiary, any mortgage, pledge or other lien or encumbrance upon any Principal Facility or any interest it may have therein or upon any stock of any Regulated Subsidiary or any indebtedness of any Subsidiary to the Company or any other Subsidiary, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made, effective provision) whereby the outstanding Notes and any other indebtedness of the Company then entitled thereto shall be secured by such mortgage, pledge, lien or encumbrance equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations and indebtedness shall be so secured; provided, however, that the foregoing covenant shall not be applicable to the lien of the Mortgage Indenture or Permitted Encumbrances.

         Section 6.07.  Waiver of Certain Covenants.  The
Company may omit in any particular instance to comply with any term, provision or condition set forth in Article Four or
Section 6.06 (and if so specified, any other covenant not set forth herein and specified pursuant to Section 2.05 to be applicable to any Notes, except as otherwise provided pursuant to
Section 2.05), if before the time for such compliance the holders of at least a majority in aggregate principal amount of the Notes then outstanding shall either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                          ARTICLE SEVEN.

           Noteholder Lists and Reports by the Company
                         and the Trustee.

         Section 7.01. Noteholder Lists. If it is not the registrar for the Notes, the Company will, so long as any Notes are outstanding under this Indenture, furnish or cause to be furnished to the Trustee within 15 days prior to each Interest Payment Date on Notes from time to time outstanding, and at such other times as the Trustee, may request in writing, the information required by TIA Section 312(a), which the Trustee shall preserve as required by TIA Section 312(a). The Trustee shall also comply with TIA Section 312(b), but the Trustee, the Company and each Person acting on behalf of the Trustee or the Company shall have the protection of TIA Section 312(c).

         Section 7.02. Securities and Exchange Commission Reports. The Company shall (a) file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the reports, information and documents (or portions thereof) required to be so filed pursuant to TIA Section 314(a), and (b) comply with the other provisions of TIA Section 314(a).

         Section 7.03. Reports by the Trustee. The Trustee shall (a) transmit within 60 days after August 15 in each year, beginning with the year 1997, to the Noteholders specified in TIA
Section 3.13(c) and to the Securities and Exchange Commission, a brief report dated as of such August 15 and complying with the requirements of TIA Section 313(a), but no report shall be required if no event described in TIA Section 313(a) shall have occurred within the previous twelve months ending on such date. The Trustee shall also comply with the other provisions of TIA
Section 313(b)(2).


                          ARTICLE EIGHT.

             Remedies of the Trustee and Noteholders
                       on Event of Default.

         Section 8.01.  Events of Default.

         (a) In case one or more of the following Events of Default shall have occurred and be continuing with respect to the
Notes:

         (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of or any premium on any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of one day (whether at the stated maturity thereof or upon declaration of acceleration or call for redemption or otherwise); or

         (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding provided, however, that, subject to Sections 9.01 and 6.04, the Trustee shall not be deemed to have knowledge of such failure unless either (A) a responsible officer of the Trustee shall have actual knowledge of such failure, or (B) the Trustee shall have received written notice thereof from the Company or any Noteholder; or

         (4) default (i) in the payment of any principal of or interest on any Indebtedness of the Company
    (other than the Notes), or on any Indebtedness of any Subsidiary of the Company which is recourse to the Company, aggregating more than $15,000,000 in principal amount, when due after giving effect to any applicable grace period or (ii) in the performance of any other term or provision of any such Indebtedness (other than Notes) in excess of $15,000,000 principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Notes then outstanding, a written notice specifying such default or defaults and stating that such notice is a "Notice of Default" hereunder; or

         (5)  the entry against the Company or any
    Subsidiary of any judgment or order for the payment of money in excess of $10,000,000 and either
    (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or
    (y) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (6) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Company under Title 11 of the United
    States Code, as now constituted or hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (7) the filing by the Company of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (8) any other Event of Default provided with respect to the particular Note specified in the applicable Company
    Order;

then and in each and every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and any premium on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and any premium at the rate borne by the Notes to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any and all defaults under this Indenture, other than the non-payment of principal of and accrued interest on Notes which shall have become due by acceleration of maturity, shall have been cured or waived -- then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all such defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         (b) In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

         Section 8.02.  Payment of Notes on Default; Suit
Therefor.

         (a)  The Company covenants that in case of

         (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (2) default in the payment of the principal of or any premium on any of the Notes as and when the same shall have become due and payable, and continuance of such default for a period of one day (whether at the stated maturity thereof or upon declaration of acceleration or call for redemption or otherwise)

then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have so become due and payable on all such Notes for principal and any premium or interest, or both, as the case may be, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

         (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on such series of Notes wherever situated, the moneys adjudged or decreed to be payable.

         (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under the Federal Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section 8.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any amounts due to the Trustee under Section 9.06 hereof) and of the holders of Notes allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the holders of any Notes, to pay to the Trustee any amount due to it for compensation and expenses, including counsel fees and expenses incurred by it up to the date of such distribution.

         (d) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Notes in respect of which such action was taken.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent or to accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

         Section 8.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee with respect to any of the Notes shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due to the Trustee pursuant to Section 9.06;

         SECOND:  In case the principal of the outstanding
    Notes in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto;

         THIRD:  In case the principal of the outstanding
    Notes in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and any premium and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

         FOURTH: To the payment of the remainder, if any, to the Company its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

         Section 8.04.  Proceedings by Noteholders.

         (a) No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also the holders of not less than a majority in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and the holder of every Note with every other taker and holder and the Trustee that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes.

         (b) Notwithstanding any other provision in this Indenture, however, the rights of any holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such holder.

         Section 8.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 8.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Eight to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 8.04, every power and remedy given by this Article Eight or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

         Section 8.07. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         Section 8.08. Direction of Proceedings and Waiver of Defaults by Majority Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to Section 9.01) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Noteholders not joining in such directions. Prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of all of the holders of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Notes. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

         Section 8.09. Notice of Default. The Trustee shall, within 90 days after the occurrence of a default with respect to the Notes, give to all holders of the Notes specified in TIA
Section 3.13(c), in the manner provided in Section 15.10, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section 8.08 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the holders of the Notes. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trust division of the Trustee shall have actual knowledge of such Event of Default.

         Section 8.10.  Undertaking to Pay Costs.  All parties
to this Indenture agree, and each holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 8.09 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note.


                          ARTICLE NINE.

                     Concerning the Trustee.

         Section 9.01.  Duties and Responsibilities of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (1)  prior to the occurrence of any Event of
    Default and after the curing or waiving of all Events of Default which may have occurred,

              (A) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (B) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of at least a majority in principal amount of the Notes at the time outstanding determined as provided in Section 10.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

         (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to this Section 9.01.

         Section 9.02.  Reliance on Documents, Opinions, etc.
Except as otherwise provided in Section 9.01,

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel selected by the Trustee, if such counsel is reasonably satisfactory to the Company, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

         (e)  the Trustee shall not be liable for any
    action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) no provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;
    provided, however, that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care.

         Section 9.03.  No Responsibility for Recitals, etc.
The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with this Indenture.

         Section 9.04. Trustee, Authenticating Agent or Registrar May Own Notes. The Trustee and any Authenticating Agent or Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Authenticating Agent or Note registrar.

         Section 9.05.  Moneys to Be Held in Trust.  Subject to
Section 5.03, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law.

         Section 9.06.  Compensation and Expenses of Trustee.

         (a)  The Company agrees:

         (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as has been agreed upon in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (3) to indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         (b) As security for the performance of the obligations of the Company under this Section 9.06, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of and any premium and interest on particular Notes.

         (c) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in
Section 8.01(5) or (6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         (d) The provisions of this Section 9.06 shall survive the termination of this Indenture.

         Section 9.07.  Officers' Certificate as Evidence.
Except as otherwise provided in Section 9.01, whenever in the administration of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

         Section 9.08. Conflicting Interest of Trustee. The Trustee will comply with TIA Section 310(b); provided, however, that (a) there shall be excluded from the requirements of TIA
Section 310(b)(1) all indentures which may be excluded pursuant to the proviso to TIA Section 310(b)(1); and(b) the provisions of the first sentence of TIA Section 310(b)(9) shall not apply to any securities described in the second sentence of TIA Section 310(b)(9).

         Section 9.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $20,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority and shall not otherwise be disqualified under TIA Section 310(a)(5). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 9.10.

         Section 9.10.  Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect upon the day specified in such notice unless previously a successor trustee shall have been appointed by the Noteholders or the Company in the manner provided in Section 9.11, and in such event such resignation shall take effect immediately on the appointment of such successor trustee.

         (b) The Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the holders of a majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

         (c) In case at any time the Trustee shall cease to be eligible in accordance with Section 9.09, then the Trustee so ceasing to be eligible shall resign immediately in the manner and with the effect provided in this Section 9.10, and in the event that it does not resign immediately in such case, then it may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee so ceasing to be eligible and either:

         (1) signed by the President or any Vice-President of the Company attested by the Secretary or an Assistant Secretary of the Company; or

         (2) signed and acknowledged by the holders of a majority in principal amount of outstanding Notes or by their attorneys in fact duly authorized.

         (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to this Section 9.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.12.

         Section 9.11.  Appointment of Successor Trustee.

         (a) In case at any time the Trustee shall resign or shall be removed (unless such Trustee shall be removed as provided in Section 9.10(c) in which event the vacancy shall be filled as provided therein), or shall become adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee, or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, or a vacancy shall be deemed to exist in the office of the Trustee for any other reason, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. Within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee may be appointed by act of the holders of a majority in principal amount of the outstanding Notes, delivered to the Company and retiring Trustee, and the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company or by such receiver or Trustee.

         (b)  The Company shall publish notice of any
resignation and subsequent appointment of a successor Trustee made by it or by act of Noteholders in one Authorized Newspaper in the Borough of Manhattan, The City of New York, and in one Authorized Newspaper in the city in which the principal office of the Trustee is located, once each.

         (c) If in a proper case no appointment of a successor Trustee shall be made pursuant to Section 9.11(a) within six months after a vacancy shall have occurred in the office of Trustee, any Noteholder or any resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

         (d) If any Trustee resigns because of conflict of interest as provided in Section 9.08 and a successor Trustee has not been appointed by the Company or the Noteholders or, if appointed, has not accepted the appointment, within 30 days after the date of such resignation, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

         (e) Any Trustee appointed under this Section 9.11 as a successor Trustee shall be a bank or trust company eligible under
Section 9.09 and qualified under Section 9.08.

         Section 9.12.  Acceptance by Successor Trustee.

         (a)  Any successor Trustee appointed as provided in
Section 9.11 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to Section 9.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 9.06.

         (b) No successor Trustee shall accept appointment as provided in this Section 9.12 unless at the time of such acceptance such successor Trustee shall be qualified under
Section 9.08 and eligible under Section 9.09.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.12, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Notes as the names and addresses of such holders appear on the registry books. If the Company fails to mail such notice in the prescribed manner within 10 days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

         Section 9.13.  Succession by Merger, etc.

         (a) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         (b) In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 9.14.  Limitations on Rights of Trustee as a
Creditor.  The Trustee shall comply with TIA Section 311(a).  A
Trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

         Section 9.15. Authenticating Agent. (a) There may be one or more Authenticating Agents appointed by the Trustee with power to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with transfers and exchanges under Sections 2.05, 2.06, 2.07, 2.08, 3.02, 3.03, and 13.04, as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 9.15 shall be deemed to be the authentication and delivery of such Notes "by the Trustee." Any such Authenticating Agent shall be a bank or trust company of the character and qualifications set forth in
Section 9.09.

         (b)  Any corporation into which any Authenticating
Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 9.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 9.15, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 15.10, notice of such appointment to the holders of Notes.

         (d)  The Trustee agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with Section 9.06.

         (e)  Sections 9.02, 9.03, 9.04, 9.06, 9.09 and 10.03
shall be applicable to any Authenticating Agent.

         Section 9.16. Trustee's Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                           ARTICLE TEN.

                   Concerning the Noteholders.

         Section 10.01.  Action by Noteholders.  (a)  Whenever
in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (the making of any demand or request, or the giving of any notice, consents or waivers in lieu of a Noteholders' meeting or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

         (b) Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action, any party designated in writing by the Depositary, or by any party so designated by the Depositary, as the owner of a beneficial interest of a specified principal amount of any Global Note held by such Depositary shall be deemed to be a holder of Notes in such principal amount for such purpose.

         Section 10.02. Proof of Execution by Noteholders. (a) Subject to Sections 9.01, 9.02 and 11.05, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the Note register of the Company or by a certificate of the Note registrar.

         (b) The record of any Noteholders' meeting shall be proven in the manner provided in Section 11.06.

         Section 10.03. Who Deemed Absolute Owners. Subject to Sections 2.04(f) and 10.01, the Company, the Trustee, any Authenticating Agent and Note registrar may deem the person in whose name any Note shall be registered upon the Note register of the Company to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal of and any premium and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any Note registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

         Section 10.04. Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         Section 10.05. Revocation of Consents; Future Holders Bound. At any time prior to the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note, which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at the Corporate Trust Office of the Trustee and upon proof of ownership as provided in Section 10.02(a), revoke such action so far as it concerns such Note. Except as aforesaid any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

         Section 10.06.  Record Date for Noteholder Acts.  If
the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date in compliance with TIA Section 3.16(c) for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether holders of the requisite aggregate principal amount of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date.


                          ARTICLE ELEVEN

                      Noteholders' Meeting.

         Section 11.01.  Purposes of Meetings.  A meeting of
Noteholders may be called at any time and from time to time pursuant to this Article Eleven for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Eight;

         (b)  to remove the Trustee and nominate a
    successor Trustee pursuant to Article Nine;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section
    13.02; or

         (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.

         Section 11.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of holders of Notes to take any action specified in Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 15.10. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

         Section 11.03. Call of Meetings by Company or Noteholders. In case at any time the Company, pursuant to a Board Resolution, or the holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by giving notice thereof as provided in Section 11.02.

         Section 11.04. Qualifications for Voting. To be entitled to vote at any meetings of Noteholders a Person shall
(a) be a holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 11.05. Regulations. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section 11.03, in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

         (c) Subject to Section 10.04, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to
Section 11.02 or 11.03 may be adjourned from time to time by the holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 11.06. Voting. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.02. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 11.07. Right of Trustee or Noteholders not Delayed. Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the holders of Notes under any of the provisions of this Indenture or of the Notes.


                          ARTICLE TWELVE

       Consolidation, Merger, Conveyance, Transfer or Lease

         Section 12.01. Company May Consolidate, etc., only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

         (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all of the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

         (2)  immediately after giving effect to such
    consolidation, merger, conveyance or transfer, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

         (3) if, as a result of such consolidation, merger, conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not otherwise be permitted by this Indenture without making effective provision whereby the Notes then outstanding and any other indebtedness of the Company then entitled thereto will be equally and ratably secured with any and all indebtedness and obligations secured thereby, the Company or the successor corporation or Person, as the case may be, will take such action as will be necessary effectively to secure all Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

         (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Twelve and that all conditions precedent herein provided for relating to such consolidation, merger, conveyance or transfer have been complied with.

         Section 12.02.  Successor Corporation Substituted.
Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 12.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article Twelve from its liability as obligor and maker on any of the Notes.


                         ARTICLE THIRTEEN

                     Supplemental Indentures.

         Section 13.01.  Supplemental Indentures without Consent
of Noteholders.

         (a) The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable and not inconsistent with this Indenture or for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision or to make a change which does not affect the rights of any Noteholder;

         (2) to change or eliminate any of the provisions of this indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

         (3)  to secure the Notes;

         (4) to establish the form of Notes as permitted by Section 2.01 or to establish or reflect any terms of any Note determined pursuant to Section 2.05;

         (5)  to evidence the succession of another
    corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes;

         (6) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

         (7) to permit the Trustee to comply with any duties imposed upon it by law;

         (8) to specify further the duties and responsibilities of, and to define further the relationships among, the Trustee, any Authenticating Agent and any paying agent; and

         (9) to add to the covenants of the Company for the benefit of the holders or to surrender a right or power conferred on the Company herein.

         (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         (c)  Any supplemental indenture authorized by this
Section 15.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of
Section 13.02.

         Section 13.02.  Supplemental Indentures with Consent of
Noteholders.

         (a) With the consent (evidenced as provided in Section 10.01) of the holders of at least 50% in aggregate principal amount of the Notes at the time outstanding that would be affected by such supplemental indenture, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided, however, that no such supplemental indenture shall:

         (1) change the maturity of any Note; or reduce the rate or extend the time of payment of interest on any Note; or change the method of calculating interest, or any term used in the calculation of interest, or the period for which interest is payable, on any Floating
    Rate Note; or reduce the principal amount of any Note or any premium thereon; or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable; or change the date on which any Note may be redeemed; or adversely affect the rights of any Noteholder to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note; in each case without the consent of the holder of each Note so affected (for purposes of this Section 13.02 (a)(1) only, the term
    "Note" shall include Notes for which an offer has been accepted by the Company); or

         (2) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all of the Notes then outstanding.

         (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         (c) It shall not be necessary for the consent of the holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this
Section 13.02, the Company shall give notice in the manner provided in Section 15.10, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Company to give such notice, or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 13.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to this Article Thirteen shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article Thirteen, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 13.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Thirteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform in the opinion of the Trustee and the Board of Directors to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

         Section 13.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. The Trustee, subject to Sections 9.01 and 9.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Thirteen.


                        ARTICLE FOURTEEN.

             Immunity of Incorporators, Stockholders,
                     Officers and Directors.

         Section 14.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or any premium or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.


                         ARTICLE FIFTEEN.

                    Miscellaneous Provisions.

         Section 15.01.  Provisions Binding on Company's
Successors. All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 15.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

         Section 15.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Kansas City Power & Light Company, 1201 Walnut, Kansas City, Missouri 64106, to the attention of the Corporate Secretary.
Any notice, direction, request or demand by any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

         Section 15.04.  Governing Law.  This Indenture and each
Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

         Section 15.05.  Evidence of Compliance with Conditions
Precedent.

         (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

         (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

         (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 15.06. Business Days. Unless otherwise provided herein, in any case where the date of maturity of the principal of or any premium or interest on any Note or the date fixed for redemption of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of payment, no interest shall accrue for the period from and after such date.

         Section 15.07. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the TIA, such required provision shall control.

         Section 15.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 15.09.  Execution in Counterparts.  This
Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 15.10.  Manner of Mailing Notice to
Noteholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the holders of Notes, as the case may be, shall be given or served by first-class mail, postage prepaid, addressed to the holders of such Notes at their last addresses as the same appear on the Note register referred to in
Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 15.10.

         In Witness Whereof, Kansas City Power & Light Company has caused this Indenture to be signed and acknowledged by its Executive Vice President, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and The Bank of New York has caused this Indenture to be signed and acknowledged by one of its Assistant Vice Presidents and its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Treasurers, as of the day and year first written above.


                             KANSAS CITY POWER & LIGHT COMPANY


                             By_______________________________
                                  Bernard J. Beaudoin
                                  Executive Vice President

Attest:


__________________________
Jeanie Sell Latz
Secretary

[Seal)
                             THE BANK OF NEW YORK, as Trustee


                             By_________________________
                               Assistant Vice President

Attest:


__________________________
Assistant Treasurer

[Seal]



STATE OF MISSOURI )
                  ) ss:
COUNTY OF JACKSON )




         I, ________________________, a Notary Public in and for
said County and State aforesaid, do hereby certify that Bernard J. Beaudoin of Kansas City Power & Light Company, a Missouri corporation and Jeanie Sell Latz of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be Executive Vice President and Secretary of said corporation, appeared before me this day in person and severally acknowledged that they this day signed, sealed and delivered the said instrument as their free and voluntary act as such Executive Vice President and Secretary, respectively, of said corporation and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the seal affixed to said instrument is the corporate seal of said corporation and that the said instrument was executed, signed, sealed and delivered on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free and voluntary act and deed of said corporation.

         GIVEN under my hand and notarial seal this __________ day of December, 1996.


                                  _______________________________


My commission expires:



STATE OF _______  )
                  )  ss:
COUNTY OF ______  )





         I, _____________________________, a Notary Public in
and for said County and State aforesaid, do hereby certify that _________________________________ of The Bank of New York, a
corporation organized and existing under the laws of the State of New York, and ____________________, of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be an Assistant Vice President and Assistant Treasurer of said corporation, appeared before me this day in person and severally acknowledged that they this day signed, sealed and delivered the said instrument as their free and voluntary act as such an Assistant Vice President and Assistant Treasurer, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the seal affixed to said instrument is the corporate seal of said corporation and that the said instrument was executed, signed, sealed and delivered on behalf of said corporation by authority of its By-laws, and acknowledged said instrument to be the free and voluntary act and deed of said corporation.

       GIVEN under my hand and notarial seal this _____ day of December, 1996.



                                  _____________________________
                                       Notary Public

My commission expires:


                                                        EXHIBIT A

                                           Global Fixed Rate Note



     Registered                                 REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT COMPANY
                            Fixed Rate
                         Medium-Term Note

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

CUSIP:                                          PRINCIPAL AMOUNT:
                                               $

ORIGINAL ISSUE DATES:                           MATURITY DATE:

INTEREST RATE:                                  REDEMPTION DATE:

INTEREST PAYMENT DATES:

         Kansas City Power & Light Company, a Missouri corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of

                                                          DOLLARS
on the Maturity Date set forth above and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which such Original Issue Date is applicable) set forth above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above in each year commencing on (a) the first such Interest Payment Date next succeeding the earliest Original Issue Date or Dates set forth above, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at the per annum Interest Rate set forth above until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the date fifteen calendar days (whether or not a Business Day) preceding such Interest Payment Date, provided, however, that if an Original Issue Date falls between a Record Date and an Interest Payment Date, the first payment of interest with respect to such Original Issue Date will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date, and provided further, that interest payable on the Maturity date or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

    Under certain circumstances, this Global Note is exchangeable in whole or from time to time in part for a definitive Note or Notes, with the same Original Issue Date or Dates, Maturity Date, Interest Rate and redemption provisions as provided herein or in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS GLOBAL NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH
FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS
IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated
                              [SEAL]

    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                       Kansas City Power & Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned Indenture                                   Executive
                                                      Vice President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

    Authorized Signatory                         Secretary




                KANSAS CITY POWER & LIGHT COMPANY
                         MEDIUM-TERM NOTE

         This Global Note is one of, and a global security which represents Notes which are part of, a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of December 1, 1996 (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are limited to $300,000,000 aggregate principal amount.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date or Dates which with respect to this Global Note (or any portion thereof), shall mean the date or dates of the original issue of the Notes represented hereby as specified on the face hereof, and such Original Issue Date or Dates shall remain the same for all Notes subsequently issued upon transfer, exchange, or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication.

         This Global Note may not be redeemed prior to the Redemption Date set forth on the face hereof. If no Redemption Date is so set forth, this Global Note is not redeemable prior to its maturity. On or after the Redemption Date set forth on the face hereof this Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:


    Redemption Periods                 Redemption Prices





Notice of redemption will be given by mail to Holders of Notes not less than 30 nor more than 60 days prior to the date fixed for redemption all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         This Global Note will not be entitled to the benefit of a sinking fund.

         Interest payments on this Global Note will include
Accrued Interest to but excluding the Interest Payment Date.
Interest payments on this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         The Company at its option, subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust), 91 days after the Company deposits with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in an amount sufficient to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

         If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than a majority in principal amount of the outstanding Notes affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the outstanding Notes affected thereby, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that the holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the holders of all Notes. Any such consent or waiver by the holder of this Global Note shall be conclusive and binding upon such holder and upon all future holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Global Note on or after the respective due dates expressed herein.

         As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred, in whole but not in part, only by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to another nominee or the Depositary or by the Depositary or any such nominee to a successor Depositary for this Global Note selected or approved by the Company or to a nominee of such successor Depositary.

         If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

         If specified by the Company and agreed by the Depositary with respect to Notes issued in the form of a Global Note, the Depositary for such Global Note shall surrender such Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary, a new Note or Notes of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for beneficial interest of such Person in such Global Note; and (2) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

         Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and which shall indicate all Original Dates and the principal amount applicable to each such Original Issue Date.

         No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         Prior to due presentment of this Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          ABBREVIATIONS


The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                      ______________________

        FOR VALUE RECEIVED the undersigned hereby sell(s) assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


_________________________________________________________________
            Please print or typewrite name and address
              including postal zip code of assignee


_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________

                             ___________________________________
                             NOTICE:  The signature to this
                             assignment must correspond with the
                             name as written upon the face of
                             the within instrument in every
                             particular, without alteration or
                             enlargement or any change whatever.



                                                       EXHIBIT B

                                                  Fixed Rate Note

         Registered                         REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT COMPANY
                            Fixed Rate
                         Medium-Term Note

CUSIP:                                          PRINCIPAL AMOUNT:
                                               $

ORIGINAL ISSUE DATE:                            MATURITY DATE:

INTEREST RATE:                                  REDEMPTION DATE:

INTEREST PAYMENT DATES:

         Kansas City Power & Light Company, a Missouri corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of

                                                          DOLLARS
on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above in each year, commencing on (a) the first such Interest Payment Date next succeeding the Original Issue Date set forth above, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, at the per annum Interest Rate set forth above until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the date fifteen calendar days (whether or not a Business Day) preceding such Interest Payment Date, provided, however that if the Original issue Date falls between a Record Date and an Interest Payment Date, the first payment of interest will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date, and provided further, that interest payable on the Maturity Date, or if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment is legal lender for payment of public and private debts, provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER
PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET
FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal

Dated
                              [SEAL]


    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                       Kansas City Power & Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned Indenture                                   Executive
                                                      Vice President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

    Authorized Signatory                         Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                        MEDIUM-TERM NOTE

         This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of December 1, 1996 (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are limited to $300,000,000 aggregate principal amount.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date which with respect to this Note (or any portion thereof), shall mean the date of its original issue as specified on the face hereof, and such Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication.

         This Note may not be redeemed prior to the Redemption Date set forth on the face hereof. If no Redemption Date is so set forth, this Note is not redeemable prior to its maturity. On or after the Redemption Date set forth on the face hereof this
Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:


    Redemption Periods            Redemption Prices








Notice of redemption will be given by mail to Holders of Notes not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         This Note will not be entitled to the benefit of a sinking fund.

         Interest payments on this Note will include Accrued
Interest to but excluding the Interest Payment Date. Interest payments on this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months.

         The Company at its option, subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust), 91 days after the Company deposits with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in an amount sufficient to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

         If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than a majority in principal amount of the outstanding Notes affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the outstanding Notes affected thereby, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that the holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the holders of all Notes. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register. Upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or such other office or agency as may be designated by it in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar duly executed by the holder hereof or the attorney of such holder duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                          ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                      ______________________

        FOR VALUE RECEIVED the undersigned hereby sell(s) assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


_________________________________________________________________
            Please print or typewrite name and address
              including postal zip code of assignee


_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________

                             ___________________________________
                             NOTICE:  The signature to this
                             assignment must correspond with the
                             name as written upon the face of
                             the within instrument in every
                             particular, without alteration or
                             enlargement or any change whatever.


                                                        EXHIBIT C

                                        Global Floating Rate Note



     Registered                                 REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT COMPANY
                          Floating Rate
                         Medium-Term Note

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


CUSIP:
Original Issue Dates:

Base Rate:
Index Maturity:
Interest Payment Dates:
Initial Interest Rate:
Initial Interest Reset Date:
Interest Reset Dates:



Principal Amount: $
Maturity Date:

Maximum Interest Rate:
Minimum Interest Rate:
Redemption Date:
Spread:
Spread Multiplier:




         Kansas City Power & Light Company, a Missouri corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of

                                                          DOLLARS
on the Maturity Date set forth above and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which such Original Issue Date is applicable) set forth above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly, quarterly, semiannually or annually as specified above under Interest Payment Period, on the Interest Payment Dates specified above, commencing on (a) the first such Interest Payment Date next succeeding the earliest Original Issue Date or Dates set forth above, or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, and at Maturity, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions in the Indenture for calculating the Interest Rate for Notes having the Base Rate specified above, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the fifteenth day (whether or not a Business Day) next preceding such Interest Payment Date provided, however, that if an Original Issue Date falls between a Record Date and an Interest Payment Date, the first payment of interest with respect to such Original Issue Date will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date, and provided further, that interest payable on the Maturity Date or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or dully provided for will forthwith cease to be payable to the holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment is legal lender for payment of public and private debts, provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

    Under certain circumstances, this Global Note is exchangeable in whole or from time to time in part for a definitive Note or Notes, with the same Original Issue Date or Dates, Maturity Date, Interest Rate and redemption provisions as provided herein or in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS GLOBAL NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH
FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS
IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated
                              [SEAL]


    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                       Kansas City Power & Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned Indenture                                   Executive
                                                 Vice President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

    Authorized Signatory                         Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                         MEDIUM-TERM NOTE

         This Global Note is one of, and a global security which represents Notes which are part of, a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of December 1, 1996 (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are limited to $300,000,000 aggregate principal amount.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date or Dates which with respect to this Global Note (or any portion thereof), shall mean the date or dates of the original issue of the Notes represented hereby as specified on the face hereof, and such Original Issue Date or Dates shall remain the same for all Notes subsequently issued upon transfer, exchange, or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication.

         This Global Note may not be redeemed prior to the Redemption Date set forth on the face hereof. If no Redemption Date is so set forth, this Global Note is not redeemable prior to its maturity. On or after the Redemption Date set forth on the face hereof this Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:

    Redemption Periods                 Redemption Prices





Notice of redemption will be given by mail to Holders of Notes not less than 30 nor more than 60 days prior to the date fixed for redemption all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         This Global Note will not be entitled to the benefit of a sinking fund.

         The Company at its option, subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust), 91 days after the Company deposits with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in an amount sufficient to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

         If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than a majority in principal amount of the outstanding Notes affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the outstanding Notes affected thereby, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that the holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the holders of all Notes. Any such consent or waiver by the holder of this Global Note shall be conclusive and binding upon such holder and upon all future holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Global Note on or after the respective due dates expressed herein.

         As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred, in whole but not in part, only by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to another nominee or the Depositary or by the Depositary or any such nominee to a successor Depositary for this Global Note selected or approved by the Company or to a nominee of such successor Depositary.

         If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

         If specified by the Company and agreed by the Depositary with respect to Notes issued in the form of a Global Note, the Depositary for such Global Note shall surrender such Global Note in exchange in whole or in part for individual Notes of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary, a new Note or Notes of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for beneficial interest of such Person in such Global Note; and (2) to such Depositary a new Global Note of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Notes delivered to Holders thereof.

         Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and which shall indicate all Original Dates and the principal amount applicable to each such Original Issue Date.

         No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         Prior to due presentment of this Global Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Global Note is registered as the owner hereof for all purposes, whether or not this Global Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          ABBREVIATIONS


The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                      ______________________

        FOR VALUE RECEIVED the undersigned hereby sell(s) assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


_________________________________________________________________
            Please print or typewrite name and address
              including postal zip code of assignee


_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________

                             ___________________________________
                             NOTICE:  The signature to this
                             assignment must correspond with the
                             name as written upon the face of
                             the within instrument in every
                             particular, without alteration or
                             enlargement or any change whatever.


                                                        EXHIBIT D

                                               Floating Rate Note


     Registered                                 REGISTERED

 NO.

                KANSAS CITY POWER & LIGHT COMPANY
                          Floating Rate
                         Medium-Term Note


CUSIP:
Original Issue Dates:

Base Rate:
Index Maturity:
Interest Payment Dates:
Initial Interest Rate:
Initial Interest Reset Date:
Interest Reset Dates:


Principal Amount: $
Maturity Date:

Maximum Interest Rate:
Minimum Interest Rate:
Redemption Date:
Spread:
Spread Multiplier:




         Kansas City Power & Light Company, a Missouri corporation (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof) for value received hereby promises to pay to or registered assigns the principal sum of

                                                          DOLLARS
on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly, quarterly, semiannually or annually as specified above under Interest Payment Period, on the Interest Payment Dates specified above, commencing on (a) the first such Interest Payment Date next succeeding the Original Issue Date or Dates set forth above or (b) if such Original Issue Date is after a Record Date and prior to the first Interest Payment Date, on the second Interest Payment Date, and at maturity, at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Rate Reset Date specified above, and thereafter at a rate per annum determined in accordance with the provisions in the Indenture for calculating the Interest Rate for Notes having the Base Rate specified above, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such interest which shall be the fifteenth day (whether or not a Business Day), next preceding such Interest Payment Date provided, however that if the Original Issue Date falls between a Record Date and an Interest Payment Date, the first payment of interest will be paid on the second Interest Payment Date subsequent to such Original Issue Date to the Person in whose name this Note is registered at the close of business on the Record Date for such second Interest Payment Date, and provided further, that interest payable on the Maturity Date, or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder on such Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Record Date for the payment of such defaulted interest to be fixed by the Company, notice whereof shall be given to Noteholders not less than fifteen days prior to such Record Date. Payment of the principal of and any premium and interest on this Note will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF
THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER
PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET
FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal

Dated
                              [SEAL]


    TRUSTEE'S CERTIFICATE
    OF AUTHENTICATION
                                       Kansas City Power & Light
                                             Company
This is one of the notes designated
therein referred to in the within-          By
mentioned Indenture                                   Executive
                                                 Vice President

THE BANK OF NEW YORK, as Trustee

By                                     Attest

    Authorized Signatory                         Secretary


                KANSAS CITY POWER & LIGHT COMPANY
                        MEDIUM-TERM NOTE

         This Note is one of a duly authorized issue of Notes of the Company (herein called the "Notes"), issued and to be issued under an Indenture dated as of December 1, 1996 (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are limited to $300,000,000 aggregate principal amount.

         Each Note shall be dated the date of its authentication by the Trustee. Each Note shall also bear an Original Issue Date which with respect to this Note (or any portion thereof), shall mean the date of its original issue as specified on the face hereof, and such Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of such original Note (or such subsequently issued Notes) regardless of their dates of authentication.

         This Note may not be redeemed prior to the Redemption Date set forth on the face hereof. If no Redemption Date is so set forth, this Note is not redeemable prior to its maturity. On or after the Redemption Date set forth on the face hereof this
Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as percentages of the principal amount to be redeemed) together with interest thereon payable to the date of redemption:

    Redemption Periods            Redemption Prices







Notice of redemption will be given by mail to Holders of Notes not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes and of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.

         This Note will not be entitled to the benefit of a sinking fund.

         The Company at its option, subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust), 91 days after the Company deposits with the Trustee money or U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in an amount sufficient to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

         If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Noteholders to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than a majority in principal amount of the outstanding Notes affected thereby. The Indenture also contains provisions permitting the holders of not less than a majority in principal amount of the outstanding Notes affected thereby, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. The Indenture also provides that the holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the holders of all Notes. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Note.

         As set forth in, and subject to, the provisions of the Indenture, no holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, the holders of not less than a majority in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee, and the Trustee shall have failed to institute such proceeding within 60 days, provided, however, that such limitations do not apply to a suit instituted by the holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register. Upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee or such other office or agency as may be designated by it in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar duly executed by the holder hereof or the attorney of such holder duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         All terms used in the Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIT GIFT
                                  MIN ACT - _____Custodian_____
TEN ENT - as tenants by the                 (Cust)       (Minor)
         entireties                         Under Uniform Gifts
                                            to Minors Act
JT TEN - as joint tenants with
        right of survivorship and
        not as tenants in common            ___________________
                                                 State

         Additional abbreviations may also be used though not in the above list.

                      ______________________

        FOR VALUE RECEIVED the undersigned hereby sell(s) assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________

_______________________________________


_________________________________________________________________
            Please print or typewrite name and address
              including postal zip code of assignee


_________________________________________________________________
the within note and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________
_______________________ attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:____________________

                             ___________________________________
                             NOTICE:  The signature to this
                             assignment must correspond with the
                             name as written upon the face of
                             the within instrument in every
                             particular, without alteration or
                             enlargement or any change whatever.



STATE OF MISSOURI )
                  )  ss:
COUNTY OF JACKSON )



         I, ________________, a Notary Public in and for said County and State aforesaid, do hereby certify that Bernard J. Beaudoin of Kansas City Power & Light Company, a Missouri corporation and Jeanie Sell Latz of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be Executive Vice President and Secretary of said corporation, appeared before me this day in person and severally acknowledged that they this day signed, sealed and delivered the said instrument as their free and voluntary act as such Executive Vice President and Secretary, respectively, of said corporation and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the seal affixed to said instrument is the corporate seal of said corporation and that the said instrument was executed, signed, sealed and delivered on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free and voluntary act and deed of said corporation.

         GIVEN under my hand and notarial seal this ___________ day of December, 1996.



____________________________

My commission expires:


STATE OF ____________   )
                        ) ss.
COUNTY OF ___________   )


         I, _____________________________, a Notary Public in
and for said County and State aforesaid, do hereby certify that _________________________________ of The Bank of New York, a
corporation organized and existing under the laws of the State of New York; and _____________________, of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument and who are both personally known to me to be an Assistant Vice President and Assistant Treasurer of said corporation, appeared before me this day in person and severally acknowledged that they this day signed, sealed and delivered the said instrument as their free and voluntary act as such an Assistant Vice President and Assistant Treasurer, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth, and that the seal affixed to said instrument is the corporate seal of said corporation and that the said instrument was executed, signed, sealed and delivered on behalf of said corporation by authority of its By-laws, and acknowledged said instrument to be the free and voluntary act and deed of said corporation.

         GIVEN under my hand and notarial seal this ____ day of December, 1996.




                                  ___________________________
                                       Notary Public


My commission expires: